UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: July 31, 2018

Date of reporting period: January 31, 2018

Item 1.	Reports to Stockholders.

The registrant’s schedules as of the close of the reporting period, as set forth in §§ 210.12-12 through 210.12-14 of Regulation S-X [17 CFR §§ 210-12.12-12.14], are attached hereto.

The Advisors Inner Circle Fund II

Reaves Utilities and Energy Infrastructure Fund

Semi-Annual Report	January 31, 2018

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JANUARY 31, 2018

The Fund files its complete schedule of fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relat-ing to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-342-7058; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY INFRASTRUCTURE FUND JANUARY 31, 2018 (Unaudited)

 SHAREHOLDERS’ LETTER

January 31, 2018

Dear Shareholder:

In the six months ended January 31, 2018, the Reaves Utilities and Energy Infrastructure Fund generated net-of-fee returns of 2.50%. While this may seem like a bit of a disaster compared to the 15.43% return for the Standard and Poor’s 500 Indexi , we performed quite well versus the -2.46% return for the S&P 500 Utilities Indexii and 6.26% for the S&P 500 Global Infrastructure Indexiii . Keep in mind that we invest primarily in three infrastructure sectors: utilities, energy and communications. While this strategy has been a powerful driver of long-term low volatility returns through our history, two of those three sectors have been very much out of favor in the past six months. In addition, while we use the S&P 500 Global Infrastructure Index for comparative purposes, we mostly tend to invest in North America, where, again, returns were skinnier than in the international markets that are more heavily represented there. In short, it was a bit of a perfect storm of headwinds during the period.

Portfolio Review

While the discussion below tends to focus on higher-level industry trends, we select investments on a bottom-up basis via a rigorous and independent research process. Our biggest investments tend to be in companies that have stable and growing cash flows, and pay dividends, with the prospect for dividend growth. The following review includes sector performance estimates on a consolidated basis, gross of fees.

Electric, Gas and Water Utilities

The utilities portion of the portfolio contributed about .64% to the total return in the period. The utilities’ portfolio internal rate of return (IRR) of 1.3% outperformed the S&P 500 Utilities Sector Index return of 2.46%. The greatest contributions came from our investments in Nextera Energy and American Water Works Corp.

While we are generally happy with the performance of our investments relative to the utility indexes, it is hard not be a bit disappointed in the overall sector. In general, we strive to generate high single-digit returns from our utility investments (roughly half from growth and half from the dividends). While we achieved this in the period, the underperformance of the sector versus the S&P 500 Index was as severe as anything we have seen since the 1980s.

There were two drivers here: tax cuts and the prospect of higher interest rates. Regulated utilities generally pass those savings onto consumers and thus receive little benefit. In addition, the enactment of what is essentially a huge fiscal stimulus during a period where unemployment is already very low and corporate profitability

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY INFRASTRUCTURE FUND JANUARY 31, 2018 (Unaudited)

is at record levels means the prospects for real inflation rise substantially. Inflation is bad for utilities because of regulatory delay in passing on cost increases. Second, higher inflation drives higher nominal interest rates increasing competition with dividend yields.

Fortunately, the worst of the relative underperformance appears to be behind us. Valuations for the sector now look much more reasonable, and companies’ earnings should benefit from several mega- trends driving earnings growth. In particular, regulation remains very favorable. State commissions want investment and continue making rules that incent it. EPS growth for the average utility remains in the 4-6% range, payout ratios are reasonable and dividend growth should remain healthy. Our experience suggests that utilities experience price declines at the beginning of a rate increase cycle, but subsequently perform well as a function of their steady dividend and earnings growth rates. Since we see no reason for a slowdown in earnings growth, we remain optimistic on the outlook.

Energy & Logistics

The energy & logistics portion of the portfolio, which includes our investments in rail and other types of industrial infrastructure, contributed about 2.3% to the total return in the period. The energy portfolio IRR of low double-digits, underperforming the 17.6% rise in the S&P 500 Energy Index, was not surprising given that we choose to invest at the lower end of the risk spectrum and energy shares appreciated broadly. Interestingly, the Alerian MLP Indexiv was up only about 1.6% during the period, so our performance was very strong relative to other energy infrastructure options. Strong contributions came from Marathon Petroleum and EOG Resources Inc.

The price of oil, the principal driver of energy sector returns, rose in the period from a trough reached at the end of the second quarter 2017. The oil rally has been driven by fundamental tightness. Despite the negative press, global demand for oil has been very strong. Global economic conditions have mostly improved over the past nine months, which has strengthened demand. At the same time, global production growth has been minimal. U.S. growth has been offset by declines elsewhere, especially in Venezuela and West Africa. Although gulf OPECv producers are thought to be cheating on commitments to curtail supply, what little reduction they have achieved has been reducing inventories, creating a better-balanced market and higher prices. This is evidenced by futures market backwardation, or a downward sloping curve where the price of near-month futures trades at a premium to longer-dated contracts.

Going forward, the outlook for the sector on aggregate is mediocre as a good chunk of the increase in oil prices is behind us and pressure from ESGvi related selling is likely to mean that equity prices lag the commodity. However, the outlook for select companies with exposure to the best producing basins remains excellent. Drilling efficiencies and technology are driving higher profitability and lower break-evens.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY INFRASTRUCTURE FUND JANUARY 31, 2018 (Unaudited)

Communications

Our communications investments, broadly defined to include cable and tower companies, generated about a 2.0% contribution for the period. Each of our communications sub-sectors provided positive returns, bolstered in particular by strength in wireless towers. Our investment in SBA Communications was a particular standout, generating a 26.9% internal rate of return for the period. This strength was partially offset by idiosyncratic weakness in our cable investments.

The strength from wireless towers was due to firming fundamentals. In particular, Sprint and T-Mobile US formally put consolidation efforts on hold, thus reducing fears amongst tower investors related to customer concentration. On the heels of the thwarted merger talks, Sprint announced a plan to increase its annual capital spending, following years of relative network neglect. Additionally, AT&T completed contractual agreements with states to build a First Responders network coincident with the deployment of its own fallow spectrum. Collectively, these should provide a positive jolt to tower leasing trends.

Consolidation dynamics worked strongly against us in our cable investments during the period. First, rumors about a potential takeout of Charter Communications proved fleeting. Next, the Department of Justice filed a lawsuit to block AT&T’s acquisition of Time Warner. Lastly, Cogeco Communications provided a less favorable update on closing assumptions and capital requirements in its recent deal to expand in the U.S. In each case, the negative impact of inorganic activity outweighed positive underlying fundamental dynamics.

Outlook

Our utility sector investments are focused in subsectors that have above-average organic growth characteristics. In particular, the outlook for natural gas utilities and companies involved in interstate power transmission remains healthy. Many of these companies have robust growth potential driven by gas-related investments or by the impact of renewables as a source of power generation. These companies should be able to raise their dividends commensurate with earnings growth providing ongoing valuation support.

Within the energy sector, our investments are concentrated in companies we believe will benefit from investment required to develop the lowest cost shale resources. We believe that companies with the ability to grow volumes, even in a low oil price environment, and those investing in volume-related infrastructure around key basins, will do well.

In telecommunications, we will continue investing in companies where we expect to see growing cash flow and earnings and potential for dividend growth. Select companies in the sector should benefit from increasing data usage and development

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY INFRASTRUCTURE FUND JANUARY 31, 2018 (Unaudited)

of next-generation networks as well as generate significant cash flows with which to fund rising dividend income streams.

We remain committed to providing you with a portfolio of well-researched, high-quality companies in vital industries that have the ability to grow earnings and dividends while providing substantial defensive characteristics.

Sincerely,

Ronald J. Sorenson CEO & Chief Investment Officer	Tim Porter Portfolio Manager

Performance data represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For performance current to the most recent month-end and after tax returns, please call 1.866.342.7058.

The above commentary represents management’s assessment of the Fund and the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. This information should not be relied upon by the reader as research or investment advice regarding the Fund or any stock in particular, nor should it be construed as a recommendation to purchase or sell a security.

Mutual fund investing involves risk, including possible loss of principal. In addition to the normal risks associated with investing, narrowly focused investments typically exhibit higher volatility. There can be no assurance that the Fund will achieve its stated objective. Investments in securities of MLPs involve risk that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP. MLP common units and other equity securities can be affected by economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition or unfavorable or unanticipated poor performance of a particular issuer. A company may reduce or eliminate its dividend, causing losses to the Fund.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY INFRASTRUCTURE FUND JANUARY 31, 2018 (Unaudited)

Definition of the Comparative Indices

[i]

The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The typical Reaves portfolio includes a significant percentage of assets that are also found in the S&P 500. However, Reaves’ portfolios are far less diversified, resulting in higher sector concentrations than found in the broad-based S&P 500 Index.

ii	The S&P 500 Utilities Index is a capitalization-weighted index containing 30 electric and gas utility stocks (including multi-utilities and independent power producers).

iii

The S&P 500 Global Infrastructure Index is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. To create diversified exposure, the index includes three distinct infrastructure clusters: energy, transportation and utilities.

iv	The Alerian MLP Index is a benchmark used to measure energy Master Limited Partnerships (MLPs).

[v]	OPEC is the Organization of Petroleum Exporting Countries which is comprised of 14 countries and has a major influence on global oil prices.

vi	ESG (Environmental, Social and Governance) investing is a term that is often used synonymously with sustainable or socially responsible investing.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY INFRASTRUCTURE FUND JANUARY 31, 2018 (Unaudited)

  SECTOR WEIGHTINGS†:

† Percentages are based on total investments. More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

SCHEDULE OF INVESTMENTS COMMON STOCK — 94.8%
	Shares	Value
CONSUMER DISCRETIONARY — 14.6%
Altice USA, Cl A *	47,200	$1,013,384
Cogeco Communications	21,300	1,319,561
Comcast, Cl A	59,600	2,534,788
Liberty Global, Cl A *	14,400	538,272
Liberty Latin America, Cl C *	20,000	453,400
Time Warner	13,100	1,249,085

		7,108,490

ELECTRIC UTILITIES — 11.9%
Eversource Energy	29,440	1,857,370
NextEra Energy	16,500	2,613,930
NextEra Energy LP	30,200	1,356,282

		5,827,582

ENERGY — 22.4%
Chevron	15,500	1,942,925
EOG Resources	16,100	1,851,500
Marathon Petroleum	21,500	1,489,305
Occidental Petroleum	19,800	1,484,406
Pioneer Natural Resources	8,750	1,600,462
Targa Resources	25,200	1,209,600
TransCanada	29,200	1,344,368

		10,922,566

GAS — 3.1%
Atmos Energy	18,000	1,492,200

INDUSTRIALS — 7.8%
Atlantia	27,000	894,368
Canadian National Railway	20,200	1,618,424

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY INFRASTRUCTURE FUND JANUARY 31, 2018 (Unaudited)

COMMON STOCK — continued
	Shares	Value
INDUSTRIALS — continued
Delta Air Lines	22,900	$1,300,033

		3,812,825

MULTI-UTILITIES — 12.2%
DTE Energy	16,950	1,790,598
NiSource	60,100	1,483,268
Sempra Energy	12,300	1,316,346
WEC Energy Group	21,000	1,350,300

		5,940,512

REAL ESTATE — 10.0%
American Tower, Cl A REIT	9,800	1,447,460
Crown Castle International REIT	17,100	1,928,367
SBA Communications, Cl A REIT *	8,700	1,518,150

		4,893,977

TELECOMMUNICATION SERVICES — 5.8%
BCE	34,400	1,608,200
Zayo Group Holdings *	33,200	1,218,440

		2,826,640

WATER UTILITIES — 7.0%
American Water Works	23,400	1,946,178
Aqua America	40,800	1,477,368

		3,423,546

TOTAL COMMON STOCK (Cost $37,875,294)		46,248,338

SHORT-TERM INVESTMENT (A) — 5.2%

SEI Daily Income Trust Treasury II Fund, Cl F, 1.160% (Cost $2,562,503)	2,562,503	2,562,503

TOTAL INVESTMENTS— 100.0% (Cost $40,437,797)		$48,810,841

Percentages are based on Net Assets of $48,802,686.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of January 31, 2018.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY INFRASTRUCTURE FUND JANUARY 31, 2018 (Unaudited)

Cl — Class

LP — Limited Partnership

REIT — Real Estate Investment Trust

As of January 31, 2018, all of the investments of the Fund were classified as Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the period ended January 31, 2018, there have been no transfers between Level 1 and Level 2 and Level 3 securities. For the period ended January 31, 2018, there were no level 3 securities.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY INFRASTRUCTURE FUND JANUARY 31, 2018 (Unaudited)

STATEMENT OF ASSETS AND LIABILITIES
Assets:
Investments at Value (Cost $40,437,797)	$48,810,841
Foreign Currency at value(Cost $666,405)	666,405
Dividends Receivable	37,431
Receivable for Capital Shares Sold	28,884
Prepaid Expenses	13,789
Reclaims Receivable	2,685

Total Assets	49,560,035

Liabilities:
Payable due to Adviser	24,926
Payable due to Administrator	10,617
Payable for Capital Shares Redeemed	5,565
Payable due to Trustees	2,595
Chief Compliance Officer Fees Payable	1,927
Payable due to Custodian	653,893
Other Accrued Expenses	57,826

Total Liabilities	757,349

Net Assets	$48,802,686

Net Assets Consist of:
Paid-in-Capital	$38,624,800
Distributions in Excess of Net Investment Income	(96,575)
Accumulated Net Realized Gain on Investments	1,901,224
Net Unrealized Appreciation on Investments	8,373,044
Net Unrealized Appreciation on Foreign Currency and Translation of Other
Assets and Liabilities Denominated in Foreign Currencies	193

Net Assets	$48,802,686

Net Asset Value, Offering and Redemption Price Per Share (unlimited authorization – no par value) Shares ($48,802,686 ÷ 4,771,660)	$10.23

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY INFRASTRUCTURE FUND FOR THE SIX MONTHS ENDED JANUARY 31, 2018 (Unaudited)

STATEMENT OF OPERATIONS
Investment Income
Dividend Income	$525,719
Less: Foreign Taxes Withheld	(15,332)

Total Investment Income	510,387

Expenses:
Investment Advisory Fees	178,234
Administration Fees	63,014
Trustees’ Fees	7,365
Chief Compliance Officer Fees	2,924
Transfer Agent Fees	32,036
Registration Fees	12,418
Printing Fees	10,990
Custodian Fees	3,031
Legal Fees	18,933
Audit Fees	11,522
Insurance and Other Expenses	7,521

Total Expenses	347,988

Less: Investment Advisory Fees Waived	(38,968)
Fees paid indirectly	(76)

Net Expenses	308,944

Net Investment Income	201,443

Net Realized Gain on Investments	2,144,099
Net Realized Loss on Foreign Currency Transactions	(5,175)
Net Change in Unrealized Depreciation on Investments	(1,170,568)
Net Change in Unrealized Appreciation on Foreign Currency Translation	193

Net Realized and Unrealized Gain on Investments	968,549

Net Increase in Net Assets Resulting from Operations	$1,169,992

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY INFRASTRUCTURE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2018 (Unaudited)	Year Ended July 31, 2017(2)
Operations:
Net Investment Income	$201,443	$569,700
Net Realized Gain on Investments and Foreign Currency Transactions	2,138,924	4,281,940
Net Change in Unrealized Depreciation on Investments and Foreign Currency Translation	(1,170,375)	(1,439,600)

Net Increase in Net Assets Resulting from Operations	1,169,992	3,412,040

Dividends and Distributions from:
Net Investment Income
Institutional Class Shares	(298,018)	(1,243,164)
Class A Shares(2)	N/A	(7,539)

Total from Net Investment Income	(298,018)	(1,250,703)

Net Realized Gains
Institutional Class Shares	(2,409,590)	(7,183,892)
Class A Shares(2)	N/A	—

Total from Net Realized Gains	(2,409,590)	(7,183,892)

Total Dividends and Distributions	(2,707,608)	(8,434,595)

Capital Share Transactions(1)
Institutional Class Shares
Issued	3,280,835	8,657,134
Reinvestment of Distributions	2,394,470	7,452,479
Redeemed	(3,338,889)	(13,499,884)

Net Institutional Class Shares Capital Share Transactions	2,336,416	2,609,729

Class A Shares(2)
Issued	N/A	562,819
Reinvestment of Distributions	N/A	7,068
Redeemed	N/A	(5,711,861)

Net Class A Shares Capital Share Transactions	N/A	(5,141,974)

Net Increase/(Decrease) From Capital Share Transactions	2,336,416	(2,532,245)

Total Increase/(Decrease) in Net Assets	798,800	(7,554,800)

Net Assets:
Beginning of Period	48,003,886	55,558,686

End of Period (including undistributed (distributions in excess of) net investment income of $(96,575) and $ –, respectively)	$48,802,686	$48,003,886

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

(2)	Effective November 28, 2016, Class A Shares converted to Institutional Class Shares.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY INFRASTRUCTURE FUND

  FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Years

	Institutional Class Shares
	Six Months Ended January 31, 2018 (Unaudited)		Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013
Net Asset Value, Beginning of Period	$10.59		$11.79	$10.21	$11.42	$10.28	$9.09

Income from Operations:
Net Investment Income(1)	0.04		0.12	0.10	0.12	0.15	0.16
Net Realized and Unrealized Gain/(Loss) on Investments	0.22		0.60	1.71	(0.44)	1.43	1.21

Total from Operations	0.26		0.72	1.81	(0.32)	1.58	1.37

Dividends and Distributions from:
Net Investment Income	(0.07)		(0.26)	(0.15)	(0.14)	(0.21)	(0.18)
Net Realized Gains	(0.55)		(1.66)	(0.08)	(0.75)	(0.23)	—

Total Dividends and Distributions	(0.62)		(1.92)	(0.23)	(0.89)	(0.44)	(0.18)

Net Asset Value, End of Period	$10.23		$10.59	$11.79	$10.21	$11.42	$10.28

Total Return †	2.50%		7.51%	18.14%	(3.05)%	15.89%	15.29%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$48,803		$48,004	$50,927	$54,031	$65,732	$58,605
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/ excluding fees paid indirectly)	1.30	%*	1.30%	1.30%	1.30%	1.30%	1.30%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.46	%*	1.47%	1.51%	1.31%	1.31%	1.37%
Ratio of Net Investment Income to Average Net Assets	0.85	%*	1.16%	0.96%	1.11%	1.45%	1.67%
Portfolio Turnover Rate	38	%**	45%	84%	62%	85%	103%

(1)	Per share data calculated using average shares method.

†

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period.

*	Annualized

**	Not Annualized

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY INFRASTRUCTURE FUND JANUARY 31, 2018 (Unaudited)

 NOTES TO FINANCIAL STATEMENTS

1.     Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with twenty nine funds. The financial statements herein are those of the Reaves Utilities and Energy Infrastructure Fund (the “Fund”). The financial statements of the remaining funds of the Trust are presented separately. The investment objective of the Fund is total return from income and capital growth. The Fund is a diversified fund, and invests primarily in securities of domestic and foreign public utility and energy companies, with a concentration (at least 80% of its assets) in companies involved to a significant extent in the Utilities and Energy Industries. The assets of each fund of the Trust are segregated, and a shareholder’s interest is limited to the fund of the Trust in which shares are held.

2.     Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies.

Use of Estimates — The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY INFRASTRUCTURE FUND JANUARY 31, 2018 (Unaudited)

Price will be used. All investment companies held in the Fund’s portfolio are valued at the published net asset value.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”). The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of January 31, 2018, there were no securities valued in accordance with the Fair Value Procedures.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

•	Level 1 — quoted prices in active markets for identical securities.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

During the six months ended January 31, 2018, there have been no changes to the Fund’s fair value methodologies.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY INFRASTRUCTURE FUND JANUARY 31, 2018 (Unaudited)

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six-month period ended January 31, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six-month period ended January 31, 2018, the Fund did not incur any interest or penalties relating to unrecognized tax benefits.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Master Limited Partnerships — Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, m arketing a nd transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY INFRASTRUCTURE FUND JANUARY 31, 2018 (Unaudited)

liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/ or relative net assets.

Dividends and Distributions to Shareholders — The Fund seeks to declare quarterly dividends at fixed rates approved by the Board. To the extent that the amount of the Fund’s net investment income and short-term capital gains is less than the approved fixed rate, some of its dividends may be paid from net capital gains or as a return of shareholder capital. To the extent the amount of the Fund’s net investment income and short-term capital gains exceeds the approved fixed rate, the Fund may pay additional dividends. An additional distribution of net capital gains realized by the Fund, if any, may be made annually; provided, however, that no more than one distribution of net capital gains shall be made with respect to any one taxable year of the Fund (other than a permitted, supplemental distribution which does not exceed 10% of the aggregate amount distributed for such taxable year).

3. Transactions with Affiliates:

Certain officers and a trustee of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers and the trustee are paid no fees by the Trust for serving as officers of the Trust.

The services provided by the Chief Compliance Officer (“CCO”) and his staff, who are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY INFRASTRUCTURE FUND JANUARY 31, 2018 (Unaudited)

4.     Administration, Distribution, Transfer Agent and Custodian Agreements

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Fund. For these services, the Administrator is paid an asset-based fee (subject to certain minimums), which will vary depending on the number of share classes and the average daily net assets of the Fund. For the six-month period ended January 31, 2018, the Fund was charged $63,014 for these services.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. The Fund may earn cash management credits which can be used to offset transfer agent expenses. During the six-month period ended January 31, 2018, the Fund earned credits of $76, which were used to offset transfer agent expenses. This amount is listed as “Fees Paid Indirectly” on the Statement of Operations.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

5.     Investment Advisory Agreement:

Under the terms of an investment advisory agreement, W. H. Reaves & Co., Inc. (the “Adviser”) provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Fund’s total annual operating expenses from exceeding 1.30% of the Institutional class average daily net assets, respectively. The Adviser may discontinue the expense limitation at any time. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and the aforementioned expense limitations to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three-year period up to the expense cap in place at the time the expenses were waived. As of January 31, 2018, fees which were previously waived and reimbursed by the Adviser which may be subject to possible future reimbursement to the Adviser were $66,368, expiring in 2019, $105,232 expiring in 2020, and $71,582, expiring in 2021. During the six-month period ended January 31, 2018, there has been no recoupment of previously waived and reimbursed fees.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY INFRASTRUCTURE FUND JANUARY 31, 2018 (Unaudited)

6.     Share Transactions:

	Six Months Ended January 31, 2018 (Unaudited)	Year Ended July 31, 2017
Share Transactions:
Institutional Class Shares
Issued	320,563	717,718
Reinvestment of Distributions	235,064	747,640
Redeemed	(318,876)	(1,250,614)

Net Institutional Class Shares Capital Share Transactions	236,751	214,744

Class A Shares (1)
Issued	N/A	103,378
Reinvestment of Distributions	N/A	604
Redeemed	N/A	(496,381)

Net Class A Shares Capital Share Transactions	N/A	(392,399)

Net Increase/(Decrease) in Shares Outstanding	236,751	(177,655)

(1) Effective November 28, 2016, Class A Shares converted to Institutional Class Shares.

7.     Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than long-term U.S. Government and short-term investments, for the six-month period ended January 31, 2018 were $17,064,575 and $17,196,399, respectively. There were no purchases or sales of long-term U.S. Government securities.

8.     Federal Tax Information:

The amount and character of income and capital gain distributions, if any, to be paid are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The tax character of dividends and distributions declared during the fiscal years ended July 31, 2017 and 2016 was as follows:

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY INFRASTRUCTURE FUND JANUARY 31, 2018 (Unaudited)

	Ordinary Income	Long-Term Capital Gain	Total

2017	$1,848,797	$6,585,798	$8,434,595
2016	681,013	382,711	1,063,724

As of July 31, 2017, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Long-Term Capital Gains	$2,406,144
Unrealized Appreciation	9,309,358

Total Distributable Earnings	$ 11,715,502

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fund at January 31, 2018 were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$40,437,797	$8,590,445	$(217,401)	$8,373,044

9.     Concentration/Risks:

The Fund has adopted a policy to concentrate its investments (at least 80% of its assets) in companies involved to a significant extent in the Utilities and Energy Industries. To the extent that the Fund’s investments are focused in issuers conducting business in the Utilities Industry and/or Energy Industry, the Fund is subject to the risk that legislative or regulatory changes, adverse market conditions and/or increased competition will negatively affect these industries.

Equity Risk – Equity securities include publicly and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, interests in MLPs, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund’s net asset value (“NAV”) to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY INFRASTRUCTURE FUND JANUARY 31, 2018 (Unaudited)

Foreign Security Risk – Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

10. Other:

At January 31, 2018, 20% of the total Institutional Class Shares outstanding were held by two record shareholders. These shareholders are comprised of omnibus accounts that were held on behalf of various individual shareholders.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11. Regulatory Matters:

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY INFRASTRUCTURE FUND JANUARY 31, 2018 (Unaudited)

12. Subsequent Events:

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this valuation, no disclosures and/or adjustments were required to the financial statements as of January 31, 2018.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY INFRASTRUCTURE FUND JANUARY 31, 2018 (Unaudited)

  DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (August 1, 2017 to January 31, 2018).

The table on the following page illustrates your Fund’s costs in two ways.

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar value expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY INFRASTRUCTURE FUND JANUARY 31, 2018 (Unaudited)

  DISCLOSURE OF FUND EXPENSES

Note: Because the hypothetical return is set at 5% for comparison purposes —NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 8/1/2017	Ending Account Value 1/31/2018	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,025.00	1.30%	$6.64
Hypothetical Fund Return
Institutional Class Shares	$1,000.00	$1,018.65	1.30%	$6.61

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period).

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY INFRASTRUCTURE FUND JANUARY 31, 2018 (Unaudited)

  APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund II (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on August 15, 2017 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY INFRASTRUCTURE FUND JANUARY 31, 2018 (Unaudited)

and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods, including since its inception, and information regarding the Fund’s performance since the Agreement was last renewed. The Trustees also

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY INFRASTRUCTURE FUND JANUARY 31, 2018 (Unaudited)

reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark indices and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmarks and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY INFRASTRUCTURE FUND JANUARY 31, 2018 (Unaudited)

any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

NOTES

NOTES

Reaves Utilities and Energy Infrastructure Fund

P.O. Box 219009

Kansas City, MO 64121-9009

Investment Adviser:

W.H. Reaves & Co, Inc.

10 Exchange Place

18th Floor

Jersey City, NJ 07302

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103-2921

Independent Registered Public Accounting Firm:

Ernst & Young LLP

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Portfolio described.

WHR-SA-001-1400

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b)) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Items 13.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: April 10, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: April 10, 2018

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors
Treasurer, Controller & CFO

Date: April 10, 2018